EXHIBIT 10.4

MANUFACTURING SERVICES AGREEMENT FOR PATISIRAN (ALN-TTR02)

COMMERCIAL DRUG SUBSTANCE SUPPLY

THIS MANUFACTURING SERVICES AGREEMENT is made as of March 28, 2018 (the “Effective Date”) by and between ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation with an office at 300 Third Street, Cambridge, MA 02142 (together with its Affiliates, collectively, “Alnylam”) and Agilent Technologies, Inc., a Delaware corporation with an office at 5555 Airport Blvd, Suite 100, Boulder, CO 80301 (“Manufacturer”).

RECITALS:

WHEREAS, Alnylam desires to engage Manufacturer to perform certain Manufacturing Services (as such term is defined below), on the terms and conditions set forth below, and Manufacturer desires to perform such Services for Alnylam.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth in this Agreement, the parties hereto agree as follows:

1.	Definitions.

Unless this Agreement expressly provides to the contrary, the following terms, whether used in the singular or plural, have the respective meanings set forth below.

1.1

“Affiliate” means, with respect to either Alnylam or Manufacturer, any corporation, company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with Alnylam or Manufacturer, as the case may be. As used in the definition of Affiliate, “control” means (a) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction), and (b) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect more than fifty percent (50%) of the members of the governing body of such non-corporate entity.

1.2

“Agreement” means this Manufacturing Services Agreement, together with all Appendices attached hereto, as amended from time to time by the parties in accordance with Section 15.7, and all fully accepted Purchase Orders entered into by the parties.

1.3

“Alnylam Equipment” means the Equipment, if any, identified on a Purchase Order to be either provided by Alnylam or purchased or otherwise acquired by Manufacturer at Alnylam’s expense, at Alnylam’s discretion, dedicated for exclusive use for the Manufacture of Product under this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.4	“Alnylam Indemnitees” has the meaning set forth in Section 12.1.
1.5

“Alnylam Technology” means (a) Product and any intermediates, components, or derivatives of Product; (b) Specifications; and (c) the Technology of Alnylam developed or obtained by or on behalf of Alnylam independent of this Agreement and without reliance upon the Confidential Information of Manufacturer.

CONFIDENTIAL

1.6	“API/Drug Substance” means the active pharmaceutical ingredient or drug substance identified on the applicable Purchase Order.
1.7

“Applicable Law” means all applicable ordinances, rules, regulations, laws, guidelines, guidances, requirements and court orders of any kind whatsoever of any Authority, as amended from time to time including cGMP (if applicable).

1.8

“Authority” means any government regulatory authority responsible for granting approvals for the performance of Services under this Agreement or for issuing regulations pertaining to the Manufacture and/or use of Product in the intended country of use, including, but not limited to, the FDA and the EMA.

1.9

“Batch” means a specific quantity of Product that is intended to be of uniform character and quality, within specified limits, and is produced during the same cycle of Manufacture as defined by the applicable Batch record.

1.10	“Batch Documentation” has the meaning set forth in Section 6.2.
1.11	[***]
1.12	“Certificate of Analysis” means a document signed by an authorized representative of Manufacturer, describing Specifications for, and testing methods applied to, Product, and the results of testing.
1.13

“Certificate of Compliance” means a document signed by an authorized representative of Manufacturer, certifying that a particular Batch was Manufactured in accordance with cGMP (if applicable), all other Applicable Law, the Manufacturing Process, and the Specifications.

1.14	“cGMP” means current good manufacturing practices and regulations applicable to the Manufacture of Product that are promulgated by any Authority.
1.15	“Change Order” has the meaning set forth in Section 5.3(a).
1.16	“Collaboration Partner” means a third-party that Alnylam has entered into a written and executed agreement establishing a material, bona fide development, manufacturing,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

commercialization and/or marketing collaboration for one or more of Alnylam’s RNAi drug product(s) that is the subject of a Purchase Order under this Agreement. [***]
1.17	“Confidential Information” has the meaning set forth in Section 10.1.

“EMA” means the European Medicines Agency, and any successor agency having substantially the same functions.

“Equipment” means any equipment or machinery, including Alnylam Equipment, used by Manufacturer in the Manufacturing of Product, or the holding, processing, testing or release of Product.

“Facility” means the facility(ies) of Manufacturer identified in the applicable Purchase Order.

“FDA” means the United States Food and Drug Administration, and any successor agency having substantially the same functions.

“Forecast” has the meaning set forth in Section 2.2 and, as the case may be, shall include the Product Launch Forecast and/or the Life Cycle Management Forecast.

“Force majeure” has the meaning set forth in Section 15.2.

“Improvements” means all Technology and discoveries, inventions, developments, modifications, innovations, updates, enhancements, improvements, writings or rights (whether or not protectable under patent, trademark, copyright or similar laws) that are conceived, discovered, invented, developed, created, made or reduced to practice in the performance of Services under this Agreement. For clarity, Improvements do not include any improvements to any and all Manufacturer Technology, including but not limited to any generic manufacturing processes or methods, in each case to the extent not specific to any Product being Manufactured hereunder.

“Key Process Indicators” shall be the key measurement criteria applicable to certain Manufacturing activities undertaken by Manufacturer under this Agreement. The Key Process Indicators shall be jointly defined by Alnylam and Manufacturer as part of routine business review meetings.

“Life Cycle Management Forecast” has the meaning set forth in Section 2.4.

“Life Cycle Management Period” shall mean the period of time commencing immediately upon the expiration of the Product Launch Period and ending upon the effective date of any expiration or termination of this Agreement.

“Manufacture” and “Manufacturing” means any steps, processes and activities necessary to produce Product including the manufacturing, processing, packaging, labeling, quality control testing, stability testing, release, storage or supply of Product. For the avoidance of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

doubt, the Manufacture of Product under this Agreement shall include all Product testing and release activities.

“Manufacturer Indemnitees” has the meaning set forth in Section 12.2.

“Manufacturer Technology” means the Technology of Manufacturer (a) existing prior to the Effective Date; or (b) developed or obtained by or on behalf of Manufacturer independent of this Agreement and without reliance upon the Confidential Information of Alnylam.

“Manufacturing Process” means any and all processes and activities (or any step in any process or activity) used or planned to be used by Manufacturer to Manufacture Product, as evidenced in the Batch Documentation or master Batch Documentation.

[***]

“Product” means any product as specified in the applicable Purchase Order, including, if applicable, bulk packaging and/or labeling as provided in such Purchase Order.

“Product Launch Forecast” has the meaning set forth in Section 2.3.

“Product Launch Period” means the period of time commencing on the date on which Alnylam receives authorization to market the Product for commercial sale from the FDA and ending on the first annual anniversary of such date.

“Purchase Order” means a written work order referencing this Agreement, substantially in the form attached hereto as Appendix A, for the performance of Services by Manufacturer under this Agreement.

“Quality Technical Agreement” has the meaning set forth in Section 2.7.

“Records” has the meaning set forth in Section 5.6(a).

“Representative” has the meaning set forth in Section 3.1.

“Required Consent” means any rights, licenses, consents or approvals required to permit Alnylam the right to access, use and transfer the sequences, structure information or other Specifications to Manufacturer and/or have the Product made by Manufacturer, to the extent using processes and/or procedures specified by Alnylam, without infringing the ownership or license rights (including patent and copyright) of any third party.

“Services” means the Manufacturing and/or other services described in a Purchase Order entered into by the parties.

“Specifications” means the list of tests, references to any analytical procedures and appropriate acceptance criteria which are numerical limits, ranges or other criteria for tests described in order to establish a set of criteria to which Product at any stage of Manufacture

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

should conform to be considered acceptable for its intended use that are provided by or approved by Alnylam, as such Specifications are amended or supplemented from time to time by Alnylam in writing to Manufacturer. Manufacturer will review such proposed specifications and assess the business impact to scope of work, fees, schedule and yield, and such amended or supplemented Specification will be effective once it has been signed by authorized representatives of both parties.

“Technology” means all methods, techniques, trade secrets, copyrights, know-how, data, documentation, regulatory submissions, specifications and other intellectual property of any kind (whether or not protectable under patent, trademark, copyright or similar laws).

2.	Engagement of Manufacturer.
2.1

Engagement of Manufacturer. Alnylam hereby engages Manufacturer to perform the obligations set forth herein and in each Purchase Order in accordance with the terms and conditions of this Agreement and the Quality Technical Agreement, and Manufacturer hereby accepts such engagement.

2.2

Forecast. In alignment with the schedule for mutually agreed business review meetings, Alnylam will provide to Manufacturer a written, quarterly estimate of demand and delivery dates for the Product for the subsequent [***] months during the Term (the “Forecast”). The Forecast will be updated [***]), and promptly following a material increase to the Forecast (but within the reserve capacity requirements of Section 2.5). As set forth in more detail in Sections 2.3 and 2.4 below, the Forecast will include binding and non-binding portions as it relates to the overall [***] month rolling forecast. Without limiting either party’s obligations under this Agreement, Alnylam and Manufacturer shall review and agree upon the Forecast at least once per calendar quarter to ensure that Manufacturer maintains sufficient capacity to meet its obligations under this Agreement; provided however, Manufacturer shall at all times maintain sufficient capacity to Manufacture at lease [***] Batches per calendar year under this Agreement.

2.3	Product Launch Forecast. During the Product Launch Period, Alnylam will provide Manufacturer with Forecasts of its demand for the Product (each, a “Product Launch Forecast”). [***]
2.4

Life Cycle Management Forecast. Alnylam will provide Manufacturer with Forecasts of its demand for the Product during the Life Cycle Management Period (each, a “Life Cycle Management Forecast”). The first [***] months of each Life Cycle Management Forecast shall be binding; the balance of each Life Cycle Management Forecast shall be non-binding and is provided to Manufacturer for planning purposes only.

2.5

Reservation of Capacity. Manufacturer shall reserve sufficient manufacturing capacity, and purchase such raw materials and other resources (including Labor) needed to meet [***]% of Alnylam’s demand for Product set forth in the binding portion of each Forecast. For the purpose of clarity, Alnylam will submit a purchase order for the binding portion of the respective Forecasts below along with each Forecast:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(a)	Product Launch. [***]
(b)

Life Cycle Management. Manufacturer shall reserve sufficient manufacturing capacity, raw materials, and other resources including, but not limited to, human resources, needed to meet up to [***]% of the quantity of Product set forth in each Life Cycle Management Forecast. [***]

(c)	The percentages set forth in this Section 2.3 shall be increased to an amount equal to the quantity of Product that make up a complete Batch.
2.6

Services and Purchase Orders. All Services shall be ordered by Alnylam pursuant to a Purchase Order and shall be consistent with the then-current Forecast. Each Purchase Order will be appended to this Agreement, will include the material terms for the order, and may include the scope of work, specified Services, Specifications, deliverables, timelines (including Manufacturer’s committed Batch disposition month), committed Product quantity in grams, and such other details and special arrangements as are agreed to by the parties with respect to the activities to be performed under such Purchase Order. Each Purchase Order submitted to Manufacturer by Alnylam that conforms to the requirements of this Agreement and the applicable Forecast shall be deemed accepted by Manufacturer when received from Alnylam unless Manufacturer provides Alnylam with written notice of rejection, including specific reasons for such rejection, within [***] days of receipt of any Purchase Order based on Alnylam’s financial condition or timely payment history. For the avoidance of doubt, a Purchase Order may be accepted by manual signature, electronic signature or via other electronic means mutually acceptable to both Manufacturer and Alnylam. Documents relating to the relevant project, including Specifications, proposals, quotations and any other relevant documentation, will only be effective if attached to the applicable Purchase Order and incorporated in the Purchase Order by reference. Each accepted Purchase Order will be subject to the terms of this Agreement and will be incorporated herein and form part of this Agreement. Manufacturer will perform the Services specified in each Purchase Order, as amended by any applicable Change Order(s), in accordance with the terms and conditions of such Purchase Order and this Agreement.

2.7

Quality Technical Agreement. As required by Applicable Law, the parties will also agree upon a Quality Technical Agreement containing quality assurance provisions for the Manufacture of Product (“Quality Technical Agreement”).

2.8

Conflict Between Documents. If there is any conflict, discrepancy, or inconsistency between the terms of this Agreement and any Purchase Order, Quality Technical Agreement or other document or form used by the parties, the terms of this Agreement will control; provided, however, that the Quality Technical Agreement shall control with regard to matters of Quality.

2.9	[***]
(a)	Alnylam has reviewed Manufacturer’s [***], an outline of which is set forth at Appendix B. Manufacturer shall (i) maintain [***] for the duration of the Term,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(ii) meet with Alnylam annually to inform Alnylam of any changes and updates made [***], and  (iii) shall [***]. Manufacturer’s agreement to [***] Manufacturer and Alnylam shall review the [***] at such other intervals as the Parties may agree, but no more than once per year.

(b)	[***]
(c)

Without limiting the generality of the foregoing, Manufacturer shall at all times commit sufficient resources necessary to meet its obligations under this Agreement. Except where failure to provide adequate notice is due to circumstances that are beyond the reasonable control of Manufacturer, Manufacturer shall provide Alnylam with at least [***] months advance written notice of any changes to the facility, process, or site infrastructure to the extent such changes [***].

(d)	Manufacturer will also provide at least [***] month notification if Manufacturer decides to cease manufacturing services for nucleic acid therapeutics.
3.	Manufacturing Management.
3.1

Representatives. Each party will appoint a representative having primary responsibility for day-to-day interactions with the other party for the Services (each, a “Representative”), who will be identified in the applicable Purchase Order. Each party may change its Representative by providing written notice to the other party in accordance with Section 15.4; provided, that Manufacturer will use reasonable efforts to provide Alnylam with at least fifteen (15) days prior written notice of any change in its Representative for the Services. Except for notices or communications required or permitted under this Agreement, which will be subject to Section 15.4, or unless otherwise mutually agreed by the parties in writing, all communications between Manufacturer and Alnylam regarding the conduct of the Services pursuant to such Purchase Order will be addressed to or routed directly through the parties’ respective Representatives.

3.2

Communications. The parties will hold project team meetings via teleconference or in person, on a periodic basis as agreed upon by the Representatives. Manufacturer will make written reports to Alnylam as specified in the applicable Purchase Order.

3.3

Subcontracting. Manufacturer may not subcontract with any third party including any Affiliate of Manufacturer, to perform any of its obligations under this Agreement without the prior written consent of Alnylam, which consent Alnylam may withhold in its reasonable discretion. Manufacturer will be solely responsible for the performance of any permitted subcontractor, and for costs, expenses, damages, or losses of any nature arising out of such performance as if such performance had been provided by Manufacturer itself under this Agreement. Manufacturer will cause any such permitted subcontractor to be bound by, and to comply with, the terms of this Agreement, as applicable, including all confidentiality, quality assurance, regulatory and other obligations and requirements of Manufacturer set forth in this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3.4	Failure to Supply.
(a)

Force Majeure. If Alnylam or Manufacturer determines, in its sole but reasonable discretion, that Manufacturer will fail to deliver the full quantity of Product within [***] weeks after the delivery date as set forth in the applicable Purchase Order due to a Force Majeure event, then the parties will discuss in good faith a recovery plan. Such plan may include decisions of whether or not to proceed with the Manufacture of the delayed Product. If the parties agree that Product will not be delivered within [***] weeks after the delivery date, the decision of whether or not to proceed with the Manufacture of the delayed Product [***].

(b)

Manufacturer-Caused Delays. If Alnylam determines, in its sole but reasonable discretion, that Manufacturer will fail to deliver the full quantity of Product within [***] weeks [***] as set forth in the applicable Purchase Order due to a Manufacturer-Caused Event, [***] then Manufacturer will incur a [***]. If the parties agree that Product will not be delivered within [***] weeks [***], the decision of whether or not to proceed with the Manufacture of the delayed Product [***].

(c)

Nonconformance.  Section 5 - Nonconformances (Deviations) and Laboratory Investigations of the Quality Technical Agreement applies to nonconformances in the manufacturing process of a Batch.  If in accordance with Section 5 of the Quality Technical Agreement, Alnylam rejects a Batch due to nonconformance rather than proceed with a remediation of such Batch, [***].

3.5

Notice of Impending Issues. Without limiting the applicability of the foregoing, if Manufacturer has reason to believe that it will be unable to comply with any of its obligations set forth in this Agreement for any reason, including as a consequence of Manufacturer’s or any Affiliate’s financial condition, Manufacturer will promptly notify Alnylam thereof and provide a plan for solving the problem.

4.	Materials and Equipment.
4.1

Supply of Materials. Unless the parties otherwise agree in a Purchase Order, Manufacturer will supply, in accordance with the relevant approved raw material specifications, all materials to be used by Manufacturer in the performance of Services under a Purchase Order.

4.2

Ownership of Materials. Manufacturer shall own and have title to and have risk of damage, risk of loss for, all raw materials (including, but not limited to, Safety Stock), any intermediates and components of Product (including, but not limited to any Safety Stock converted into the Product), and any work in process at each and every stage of the Manufacturing Process. [***]. Manufacturer will ensure that the Product, any intermediates and components of any Product (including, but not limited to any Safety Stock converted into the Product), and any work in process, are free and clear of any liens or encumbrances. Manufacturer will at all times take such measures as are required to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

protect the Product, any intermediates and components of any Product (including, but not limited to any Safety Stock converted into the Product), and any work in process from loss, damage and theft at all stages of the Manufacturing Process. Manufacturer will immediately notify Alnylam within [***] days if at any time it believes any the Safety Stock, Product, or any intermediates and components of any Product, or any work in process have been damaged, lost or stolen.

4.3	Supply of Equipment.
(a)	Except as set forth in Section 4.3(b) and unless otherwise agreed in a Purchase Order, Manufacturer will supply and maintain all Equipment necessary to perform the Services.
(b)

Alnylam will provide the Alnylam Equipment listed in any applicable Purchase Order. Except as set forth in writing to the contrary, Alnylam shall at all times retain all right, title and interest in and to the Alnylam Equipment. Manufacturer shall ensure that the Alnylam Equipment is properly labeled as Alnylam property and remains free and clear of any liens or encumbrances. Manufacturer will not use the Alnylam Equipment except in performance of Services under the applicable Purchase Order. At Alnylam’s written request and expense, the Alnylam Equipment will be returned to Alnylam, or to Alnylam’s designee. Manufacturer will be responsible at Alnylam’s cost, for maintenance of the Alnylam Equipment on-site at Manufacturer’s facility. Invoices for maintenance services of Alnylam Equipment will be provided to Alnylam at least once per year or upon request. To the extent Alnylam provides spare parts for the Alnylam Equipment, such spare parts will remain the property of Alnylam and will be used by Manufacturer only for maintenance of the Alnylam Equipment. Manufacturer will notify Alnylam within [***] hours if at any time it believes any Alnylam Equipment has been damaged, lost or stolen.

4.4	Safety Stock.
(a)

At all times during the term of this Agreement, Manufacturer shall maintain a mutually agreed upon inventory level of critical raw materials (“Safety Stock”) required for Manufacturer to Manufacture and supply at least [***] of the Product for Alnylam or [***] of critical raw materials inventory based on the applicable Forecast, whichever is greater (the “Safety Stock Level”). Upon request, Manufacturer shall provide verification to Alnylam (including by electronic means) that such Safety Stock is maintained in such quantities as required by this Agreement. Safety stock inventory will be used in a first-expiry, first-out (FEFO) basis to ensure adequate shelf-life prior to production use. In addition, Manufacturer will store the Safety Stock according to Manufacturer’s site inventory management procedures.  [***]

(b)	Manufacturer shall invoice Alnylam, and Alnylam shall pay Manufacturer by means of a Purchase Order in an amount [***] incurred by Manufacturer to acquire

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

such raw materials that comprise the Safety Stock. In the event an increase in Safety Stock levels is required or if the Safety Stock levels need to be replenished following the use of a portion of such Safety Stock to Manufacture Product under this Agreement, Manufacturer will invoice Alnylam an additional amount to increase Alnylam’s purchase commitment so that it is at all times [***]. In the event the parties mutually agree to decrease the Safety Stock levels or upon Manufacturer’s use of a portion of the Safety Stock to Manufacturer Product pursuant to this Agreement, once such portion of Safety Stock has been consumed in the Manufacture of Product, Manufacturer will credit Alnylam’s account in an amount [***] and such credit shall be applied against the next invoice sent by Manufacturer to Alnylam. All financial adjustments to the Safety Stock with Manufacturer will be done once per calendar quarter and shall be memorialized in writing by Manufacturer with supporting documentation to be provided to Alnylam upon request.

(c)

Manufacturer will use commercially reasonable efforts (which shall include, but shall not be limited to, working in good faith with Alnylam) to manage and use the Safety Stock in a manner that minimizes the risk that any amount of the Safety Stock expires before it can be used to Manufacture Product hereunder, including, but not limited to, using the Safety Stock on a first-expiry, first-out basis. In the event that any raw materials that comprise Safety Stock do expire without any fault on the part of Manufacturer, or if the Safety Stock is not required for consumption to satisfy the demand for Products under the binding portion of the Forecast and cannot otherwise be used by Manufacturer in the operation of its business in the ordinary course, an amount [***] will be added to the next invoice sent by Manufacturer to Alnylam and the expired material will be shipped to a destination of Alnylam’s choosing or disposed of by Manufacturer upon Alnylam’s direction.

(d)

Except as set forth in Section 7, Manufacturer shall at all times retain title to the Safety Stock and assumes the risk of loss of any or all of such Safety Stock. In the event any or all of the Safety Stock is damaged or destroyed, [***].

4.5

Purchase Commitment. To the extent that Alnylam retains the ability to control the sourcing of Product manufacturing without violating conflicting contractual obligations owed by Alnylam to third parties, Alnylam shall purchase from Manufacturer at least [***] (the “Minimum Purchase Obligation”); provided, however, in addition to the other remedies available to Alnylam under this Agreement, Alnylam’s foregoing Minimum Purchase Obligation shall be adjusted appropriately to account for any periods of time during which [***].

5.	Manufacture of Product.
5.1

Applicable Law; Specifications. Manufacturer will comply with all Applicable Law in performing Services. Product will be Manufactured according to the Specifications. For the avoidance of doubt, Manufacturer shall be responsible and liable for any breach of Applicable Law by its permitted subcontractors.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.2	Resources; Facility.
(a)

Performance of Services. Manufacturer will perform all Services at the Facility, provide all staff necessary to perform the Services in accordance with the terms of the applicable Purchase Order and this Agreement, and hold at such Facility all Equipment, Alnylam Equipment, Safety Stock and other items used in the Services. Manufacturer will not change the location of such Facility or use any additional facility for the performance of Services under this Agreement without at least [***] months’ prior written notice to, and prior written consent from, Alnylam, which consent will not be unreasonably withheld or delayed (it being understood and agreed that Alnylam may withhold consent pending satisfactory completion of a quality assurance audit and/or regulatory impact assessment of the new location or additional facility, as the case may be). Manufacturer will maintain, at its own expense, the Facility and all Equipment required for the Manufacture of Product in a state of repair and operating efficiency consistent with the requirements of cGMP (if applicable) and all Applicable Law.

(b)

Validation. Manufacturer, at Manufacturer’s sole cost and expense, will be responsible for performing all validation of the Facility, Equipment and cleaning and maintenance processes employed in the Manufacturing Process in accordance with cGMP (if applicable), Manufacturer’s SOPs, the applicable Quality Technical Agreement (if any), and Applicable Law. Notwithstanding the foregoing, validation of Alnylam Equipment shall be at Alnylam’s sole cost and expense. Manufacturer will also be responsible for ensuring that all manufacturing processes are validated and are carried out in accordance with requirements of cGMP and the mutually agreed Quality Technical Agreement.

(c)

Licenses and Permits. Manufacturer will be responsible for obtaining, at its expense, any Facility or other licenses (excluding any licenses related to Required Consents) or permits, and any regulatory and government approvals necessary for the performance of Services by Manufacturer under this Agreement. At Alnylam’s request, Manufacturer will provide Alnylam with copies of all such approvals and submissions to Authorities, and Alnylam will have the right to use any and all information contained in such approvals or submissions in connection with regulatory approval and/or commercial development of Product.

(d)	Access to Facility; [***]. Alnylam’s access to Manufacturer’s Facility shall be governed by the Quality Technical Agreement. [***]
5.3	Changes to Purchase Orders; Cancellation.
(a)

Changes to Purchase Orders. If the scope of work of a Purchase Order changes, then the applicable Purchase Order may be amended as provided in this Section 5.3(a). If a required modification to a Purchase Order is identified by Alnylam or by Manufacturer, the identifying party will notify the other party in writing as soon as reasonably possible. Manufacturer will provide Alnylam with a change order

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

containing a description of the required modifications and their effect on the scope, fees and timelines specified in the Purchase Order (“Change Order”). No Change Order will be effective unless and until it has been signed by authorized representatives of both parties. If Alnylam does not approve such Change Order, and has not terminated the Purchase Order, but requests the Purchase Order to be amended to take into account the modification, then the parties will use reasonable efforts to agree on a Change Order that is mutually acceptable. If practicable, Manufacturer will continue to work under the existing Purchase Order during any such negotiations; provided, such efforts would facilitate the completion of the work envisioned in the proposed Change Order, but will not commence work in accordance with the Change Order until it is authorized in writing by Alnylam.

(b)

Changes to Purchase Orders. If Alnylam needs to cancel or delay the delivery date set forth in a Purchase Order, Alnylam shall promptly so advise Manufacturer, unless cancellation is the result of a termination of this Agreement, in which case Alnylam will follow the notice provisions of Sections 14 and 15.4. If Alnylam delays the delivery date set forth in a Purchase Order, Manufacturer shall, within [***] business days of being so notified, advise Alnylam of the impact such delay may have on Manufacturer’s schedule for the Manufacture of Product, and Manufacturer agrees to use all commercially reasonable efforts to agree upon a new delivery date for the Product under such Purchase Order. [***]

(i)	[***]

[***]	[***]
[***]	[***]
(ii)	[***]

[***]	[***]
[***]	[***]
[***]	[***]

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.4	Changes to Specifications. Any and all changes to the Specification shall be managed under the applicable terms of the Quality Technical Agreement.
5.5	[***]
5.6	Records; Sample Retention.
(a)

Records. Manufacturer will keep complete and accurate records (including reports, accounts, notes, raw data, and records of all information and results obtained from performance of Services) of all work done by it under this Agreement, in form and substance as specified in the applicable Purchase Order, the applicable Quality Technical Agreement, and this Agreement (collectively, the “Records”). All such Records will be accessible to Alnylam. Unless required by Applicable Law, Manufacturer will not transfer, deliver or otherwise provide any such Records to any party other than Alnylam, without the prior written approval of Alnylam. Records will be available at reasonable times for inspection, examination and copying (excluding non-Product specific SOPs and analytical methods), by or on behalf of Alnylam, at Alnylam’s cost and expense. All original Records of the Manufacture of Product under this Agreement will be retained and archived by Manufacturer in accordance with cGMP (if applicable) and Applicable Law, but in no case for less than a period of [***] years following completion of the applicable Purchase Order. Upon Alnylam’s request, Manufacturer will promptly provide Alnylam with copies of such Records (excluding non-Product specific SOPs and analytical methods). [***] years after completion of a Purchase Order, all of the aforementioned records will be sent to Alnylam or Alnylam’s designee; provided, however, that, upon Agilent’s consent, Alnylam may elect to have such records retained in Manufacturer’s archives for an additional period of time at a reasonable charge to Alnylam.

(b)

Sample Retention. Manufacturer will take and retain, for such period and in such quantities as may be required by cGMP (if applicable) and the applicable Quality Technical Agreement, samples of Product from the Manufacturing Process produced under this Agreement. Further, upon Alnylam’s written request, Manufacturer will submit such samples to Alnylam, at Alnylam’s cost and expense.

5.7

Regulatory Matters.  The provisions of Section 4 of the Quality Technical Agreement will apply with respect to regulatory matters, except as set forth below, which provisions shall supplement Section 4.11 of the Quality Technical Agreement.

(a)

Regulatory Inspections. Manufacturer will permit Alnylam or its agents to be present in any visit or inspection by any Authority of the Facility to the extent it relates specifically to the Product and/or the Manufacturing Process. Manufacturer will provide Alnylam with a copy of any report or other written communication

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

received from such Authority in connection with such visit or inspection, and any written communication received from any Authority relating to any Product, the Facility (if it relates to or affects the Manufacture of Product) or the Manufacturing Process (if it relates to or affects the Manufacture of Product), within [***] days after receipt, and will consult in good faith with Alnylam before responding to each such communication that relates specifically to the Manufacture of a Product. Manufacturer will provide Alnylam with a copy of its final responses within [***] days after submission.

5.8

Waste Disposal. The generation, collection, storage, handling, transportation, movement and release of hazardous materials and waste generated in connection with the Services will be the responsibility of Manufacturer at Manufacturer’s sole cost and expense. Without limiting other applicable requirements, Manufacturer will prepare, execute and maintain, as the generator of waste, all licenses, registrations, approvals, authorizations, notices, shipping documents and waste manifests required under Applicable Law.

5.9

Safety Procedures. Manufacturer will be solely responsible for implementing and maintaining health and safety procedures for the performance of Services and for the handling of any materials or hazardous waste used in or generated by the Services. [***].

5.10

Inventory Updates. Manufacturer will provide Alnylam with reports specifying the quantities and Batch numbers of Safety Stock, work-in-progress and Product in Manufacturer’s possession and the location thereof, and such other information reasonably requested by Alnylam to allow Alnylam to accurately report Alnylam inventory, and manage demand for Product. Such reports will be received by Alnylam no later than the [***], and will be in (a) electronic format or (b) hardcopy as mutually agreed by the parties. [***]

6.	Testing and Acceptance Process.
6.1

Testing by Manufacturer. The Product Manufactured under this Agreement will be Manufactured in accordance with the Manufacturing Process approved by Alnylam, the Specifications and with cGMP (unless otherwise expressly stated in the applicable Purchase Order). Each Batch of Product will be sampled and tested by Manufacturer against the Specifications, and the quality assurance department of Manufacturer will review the documentation relating to the Manufacture of the Batch and will assess if the Manufacture has taken place in compliance with cGMP (if applicable), the Specifications and the Manufacturing Process.

6.2

Provision of Records. If, based upon such tests and documentation review, a Batch of Product conforms to the Specifications and was Manufactured according to cGMP (if applicable), the Specifications and the Manufacturing Process, then a Certificate of Compliance will be completed and approved by the quality assurance department of Manufacturer. This Certificate of Compliance, a Certificate of Analysis, all quality control data Supporting the Certificate of Analysis, the Specifications, and a complete and accurate copy of the Batch records (collectively, the “Batch Documentation”) for each Batch of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Product will be delivered electronically to Alnylam. Upon request, Manufacturer will also deliver to Alnylam all Records in the possession or under the control of Manufacturer relating to the Manufacture of each Batch of Product (or any intermediate or component of Product). If Alnylam requires additional copies of such Batch Documentation, these will be provided by Manufacturer to Alnylam at cost.

6.3

Review of Batch Documentation; Acceptance. Manufacturer will provide all Batch Documentation to Alnylam prior to the shipment of any such Products to Alnylam. Following the receipt of a complete and accurate copy of the executed Batch Documentation, Alnylam will use commercially reasonable efforts to review such Batch Documentation and advise Manufacturer of any deficiencies or corrections needed within [***] days (“Target Review Period”) of receiving such Batch Documentation. Following Manufacturer’s resolution (to Alnylam’s satisfaction) of any issues raised by Alnylam’s review of the relevant Batch Documentation, Manufacturer shall ship the Batch of Product without delay. If Alnylam is to exceed the Target Review Period, Alnylam will notify Manufacturer of the exception to the Target Review Period at least [***] days prior to the expiration of the Target Review Period and advise Manufacturer of a third party GMP storage facility of Alnylam’s choosing to ship the Product. [***] Alnylam’s acceptance of the Product will occur at the time of delivery of the Product to the carrier pursuant to Section 7. Alnylam’s acceptance of the Product shall not affect the Product warranties provided by Manufacturer pursuant to this Agreement. Notwithstanding Alnylam’s prior acceptance, should any Batch of Product fail to conform to the warranty set forth in Section 11.1(e), Alnylam shall have the remedies set forth in Section 6.5, provided that such nonconformity is not the direct result of [***]

6.4

Disputes. In case of any disagreement between the parties as to whether Product conforms to the applicable Specifications or cGMP (if applicable) or was Manufactured in accordance with the Manufacturing Process, the quality assurance representatives of the parties will attempt in good faith to resolve any such disagreement and Alnylam and Manufacturer will follow their respective SOPs to determine the conformity of the Product to the Specifications and cGMP (if applicable) and Manufacture in compliance with the Manufacturing Process. If the foregoing discussions do not resolve the disagreement in a reasonable time (which will not exceed [***] days), a representative sample of such Product and/or relevant documentation will be submitted to an independent testing laboratory (in the case of an alleged failure to meet Specifications) and/or independent cGMP consultant (in the case of an alleged failure to comply with cGMP or the Manufacturing Process), as appropriate, that are mutually agreed upon by the parties for tests and final determination of whether such Product conforms with such Specifications and/or cGMP (if applicable). The laboratory must meet cGMP and cGLP (if applicable). The laboratory and consultant, as applicable, must be of recognized standing in the industry, and consent to the appointment of such laboratory and consultant will not be unreasonably withheld or delayed by either party. Such laboratory will use the test methods contained in the applicable Specifications. The determination of conformance by such laboratory and/or cGMP consultant, as applicable, with respect to all or part of such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Product will be final and binding on the parties absent manifest error. The fees and expenses of the laboratory and/or consultant, as applicable, incurred in making such determination will be paid by the party against whom the determination is made.

6.5	Product Non-Compliance and Remedies. If a Batch of Product fails to conform to the warranty in Section 11.1(e), then Manufacturer will, at Alnylam’s sole option:

(a) [***]

[***]

Moreover, the parties will meet to discuss, evaluate and analyze the reasons for and implications of the failure to comply with cGMP (if applicable) and/or the Manufacturing Process and will decide whether to proceed with or to amend the applicable Purchase Order via a Change Order, or to terminate the manufacture of the affected Batch. [***]

6.6

Recalls. In the event that Alnylam is required or voluntarily decides to recall any Product Manufactured by Manufacturer pursuant to this Agreement, then Manufacturer will promptly provide Alnylam with all reasonably requested information related thereto to assist Alnylam in implementing such recall. If such recall is initiated [***], Manufacturer will promptly reimburse Alnylam for [***]. Otherwise, Alnylam will be solely responsible for all costs and expenses related to such recall.

7.	Shipping and Delivery.

Except as provided in Section 6.3, Manufacturer agrees not to ship Product to Alnylam or its designee until it has received a written approval from Alnylam or Alnylam’s designee to release and ship, provided, however, that any resulting delay in delivery shall not exceed the time periods set forth in Section 6.3. Manufacturer will ensure that each Batch will be delivered to Alnylam or Alnylam’s designee in accordance with the instructions for shipping and packaging specified by Alnylam in the applicable Purchase Order or as otherwise agreed to by the parties in writing. Delivery terms will be [***]. A bill of landing will be furnished to Alnylam with respect to each shipment.

8.	Fees and Payments.
8.1

Price. The price of Product and/or the fees and expenses for the performance of Services (the “Fees”) will be set forth in the applicable Purchase Order. The Fees shall be paid according to the following schedule:

[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]

All dollar ($) amounts specified in this Agreement are United States dollar amounts and all payments to be made under this Agreement will be made in United States dollars to a bank account located in the United States.

8.2

Invoice. Manufacturer will invoice Alnylam according to[***] referencing in each such invoice the Purchase Order(s) to which such invoice relates. Payment of undisputed invoices will be due [***] days after receipt of the invoice and reasonable supporting documentation by Alnylam. [***] accordance with the schedule set forth in Section 8.1 above.

8.3

Payments. Alnylam will make all undisputed payments pursuant to this Agreement by check or wire transfer to a bank account designated in writing by Manufacturer and reasonably communicated to Alnylam. [***]

8.4

Financial Records. For time and material and/or professional services, Manufacturer will keep accurate records of all work performed and invoice calculations, and, upon the request of Alnylam, will permit Alnylam or its duly authorized agents to examine such records during normal business hours for the purpose of verifying the correctness of all such calculations.

8.5	Taxes. [***]
9.	Intellectual Property Rights.
9.1

Alnylam Technology. All rights to and interests in Alnylam Technology will remain solely in Alnylam and no right or interest therein is transferred or granted to Manufacturer under this Agreement. Manufacturer acknowledges and agrees that it does not acquire a license or any other right to Alnylam Technology except for the limited purpose of carrying out its duties and obligations under this Agreement and that such limited, non-exclusive, license

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

will expire upon the completion of such duties and obligations or the termination or expiration of this Agreement, whichever is the first to occur.
9.2

Manufacturer Technology. All rights to and interests in Manufacturer Technology will remain solely in Manufacturer and no right or interest therein is transferred or granted to Alnylam under this Agreement.

9.3	Improvements. Manufacturer agrees [***].
9.4	Patent Filings. [***]
9.5

Required Consents. Without limiting any other provisions of this Agreement, Alnylam’s use of the Product may necessitate the procurement of separate licenses from third parties. Alnylam shall have full responsibility for the determination of whether and from which third party it requires any such license and for the procurement of such license as well as the procurement of any Required Consents.

10.	Confidentiality.
10.1

Definition. “Confidential Information” means any and all non-public scientific, technical, financial regulatory or business information, or data or trade secrets in whatever form (written, oral or visual) that is (a) furnished or made available by one party (the “Discloser”) to the other (the “Recipient”) or developed by either Party under this Agreement; and (i) if in tangible form, is labeled in writing as proprietary or confidential; or (ii) if in oral or visual form, is identified as proprietary or confidential at the time of disclosure or within [***] days after such disclosure. Confidential Information of Alnylam includes (x) Alnylam Technology and Improvements; (y) development and marketing plans, regulatory and business strategies, financial information, and forecasts of Alnylam; and (z) all information of third parties that Alnylam has an obligation to keep confidential. Manufacturer Technology and Manufacturer pricing for products and Services shall be considered Manufacturer Confidential Information, whether or not labeled confidential.

10.2

Confidentiality Obligations. Recipient agrees to (a) hold in confidence all Discloser’s Confidential Information, and not disclose Discloser’s Confidential Information except as expressly provided in Section 10.3, without the prior written consent of Discloser; (b) use Discloser’s Confidential Information solely to carry out Recipient’s obligations under this Agreement or in the reasonable exercise of Recipient’s rights under this Agreement; (c) treat Discloser’s Confidential Information with the same degree of care Recipient uses to protect Recipient’s own confidential information but in no event with less than a reasonable degree of care; and (d) reproduce Discloser’s Confidential Information solely to the extent necessary to carry out Recipient’s rights or obligations under this Agreement, with all such reproductions being considered Discloser’s Confidential Information.

10.3

Permitted Disclosure. Recipient may provide Discloser’s Confidential Information to its Affiliates, and to its and their directors, employees, consultants, contractors and agents; provided, however, that (a) any such Affiliates, directors, employees, consultants, and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

agents are bound by written obligations of confidentiality with respect to the disclosing party’s Confidential Information that are at least as restrictive as those set forth in this Agreement; (b) Recipient remains liable for the compliance of such Affiliates, employees, consultants, and agents with such obligations; and (c) in the case of Manufacturer, such disclosure is only to the extent necessary for Manufacturer to carry out its obligations under this Agreement. Recipient may also disclose Discloser’s Confidential Information to (i) any Authority; or (ii) any third parties only to the extent such disclosure is required to comply with Applicable Law, the rules of any stock exchange or listing entity, or to defend or prosecute litigation; provided, that Recipient provides prior written notice of such disclosure to Discloser, takes all reasonable and lawful actions to avoid or minimize the degree of such disclosure, and cooperates reasonably with Discloser in any efforts to seek a protective order. Furthermore, Alnylam may disclose Confidential Information of Manufacturer relating to the Development and/or Manufacture of Product to entities with whom Alnylam has (or may have) a marketing and/or development collaboration (including, but not limited to, Collaboration Partners) or to bona fide actual or prospective underwriters, investors, lenders or other financing sources or to potential acquirers of the business to which this Agreement relates, and who in each case have a specific need to know such Confidential Information and who are bound by a like obligation of confidentiality and restrictions no less restrictive than those set forth in this Article 10; [***].

10.4

Exceptions. Recipient’s obligations of non-disclosure and non-use under this Agreement will not apply to any portion of Discloser’s Confidential Information that Recipient can demonstrate, by competent proof:

(a)	is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of Recipient or its Affiliates;
(b)	is in Recipient’s or its Affiliates’ possession at the time of disclosure other than as a result of Recipient’s or its Affiliate’s breach of any legal obligation;
(c)	becomes known to Recipient or its Affiliates on a non-confidential basis through disclosure by sources other than the Discloser having the legal right to disclose such Confidential Information; or
(d)	is independently developed by Recipient or its Affiliates without reference to or reliance upon Discloser’s Confidential Information.

If Recipient is required by law, a governmental authority, by order of a court of competent jurisdiction or the rules of any stock exchange to which Recipient is subject to disclose any Confidential Information, Recipient will give Discloser prompt written notice of such requirement or order and Recipient will take all reasonable and lawful actions to avoid or minimize the degree of such disclosure. Recipient will cooperate reasonably with Discloser in any efforts to seek a protective order.

11.	Representations and Warranties.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

11.1	Manufacturer Representations and Warranties. Manufacturer represents and warrants to Alnylam that:
(a)

it has the full power and right to enter into this Agreement and that, with the exception of Required Consents, if any, there are no outstanding agreements, assignments, licenses, encumbrances or rights of any kind held by other parties, private or public, that are inconsistent with the provisions of this Agreement;

(b)

the execution and delivery of this Agreement by Manufacturer has been authorized by all requisite corporate or company action and this Agreement is and will remain a valid and binding obligation of Manufacturer, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors;

(c)

the Services will be performed with requisite care, skill and diligence, by individuals who are appropriately trained and qualified; and in accordance with Applicable Law and industry standards, and all applicable provisions of Alnylam’s policies and procedures that Alnylam has provided to Manufacturer in writing;

(d)

to the best of its knowledge, the use of Manufacturer Technology as contemplated in the Services will not violate any patent, trade secret or other proprietary or intellectual property rights of any third party and it will promptly notify Alnylam in writing should it become aware of any claims asserting such violation;

(e)

at the time of delivery to Alnylam, the Product Manufactured under this Agreement (i) will have been Manufactured in accordance with cGMP (if applicable) and all other Applicable Law, the Manufacturing Process, the applicable Quality Technical Agreement, and Specifications; (ii) will not be adulterated or misbranded under the FDCA or other Applicable Law; and (iii) will not have been produced in violation of any applicable provisions of the United States Fair Labor Standards Act, as amended; however, the foregoing warranty excludes defects caused by Alnylam’s (i) failure to provide a suitable storage, use or operating environment for the Product, (ii) use of reagents or biochemical with the Product (iii) modification to the Product, or (iv) abuse, misuse or neglect of the Product~~,~~; and

(f)

it has not been debarred, nor is it subject to a pending debarment, and that it will not use in any capacity in connection with the Services any person who has been debarred pursuant to section 306 of the FDCA, 21 U.S.C. § 335a, or who is the subject of a conviction described in such section. Manufacturer will notify Alnylam immediately if Manufacturer, its Affiliates, or approved subcontractors, or any person used to perform Services under this Agreement, or any of their respective officers or directors, as applicable, is subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending, or to the best of Manufacturer’s knowledge, is threatened.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

11.2	Alnylam Representations and Warranties. Alnylam represents and warrants to Manufacturer that:
(a)

it has the full power and right to enter into this Agreement and that there are no outstanding agreements, assignments, licenses, encumbrances or rights held by other parties, private or public, that are inconsistent with the provisions of this Agreement;

(b)

the execution and delivery of this Agreement by Alnylam has been authorized by all requisite corporate action and this Agreement is and will remain a valid and binding obligation of Alnylam, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors;

(c)

it is responsible for obtaining and it will have obtained as of the Effective Date, all Required Consents necessary for Alnylam to provide the sequences and other Specifications as contemplated hereunder to Manufacturer to permit the synthesis by Manufacturer of the Products. Manufacturer will be relieved of the performance of any obligations hereunder that may be affected by Alnylam’s failure to promptly obtain any Required Consents for Manufacturer; and

(d)

to the best of its knowledge, the use of any Alnylam Technology as contemplated in the Services will not violate any patent, trade secret or other proprietary or intellectual property rights of any third party and it will promptly notify Manufacturer in writing should it become aware of any claims asserting such violation.

11.3	Disclaimer of Other Representations and Warranties. EXCEPT AS EXPRESSLY SET

FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY

REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

12.	Indemnification.
12.1

Indemnification by Manufacturer. Manufacturer will indemnify, defend and hold harmless Alnylam, its Affiliates and its and their respective officers, directors, employees, subcontractors, and agents (collectively, the “Alnylam Indemnitees”) against any and all losses, damages, liabilities or expenses (including reasonable attorneys’ fees and other costs of defense) (collectively, “Losses”) in connection with any and all actions, suits, claims or demands that may be brought or instituted against any Alnylam Indemnitee by any third party to the extent they arise out of or relate to any (a) breach of its representations and warranties under this Agreement by Manufacturer; or (b) Manufacturer Indemnitee’s gross negligence or willful misconduct in performing obligations under this Agreement; except in all cases to the extent such Losses are within the scope of the indemnification obligation of Alnylam under Section 12.2 below.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12.2

Indemnification by Alnylam. Alnylam will indemnify, defend and hold harmless Manufacturer, its Affiliates and its and their respective officers, directors, employees, approved subcontractors, and agents (collectively, the “Manufacturer Indemnitees”) against any and all Losses in connection with any and all actions, suits, claims or demands that may be brought or instituted against any Manufacturer Indemnitee by any third party to the extent they arise out of or relate to (a) (i) the use, by Alnylam Indemnitees of the Product or any result or data generated from such use or the provision of any Service; (ii) Alnylam’s use, handling, storage and disposal of the Product including, without limitation, any use which results in death or injury to any person; and (iii) any actual or alleged act of infringement by Alnylam or its Collaboration Partners of any third party’s intellectual property rights as a result of Alnylam’s use of the Product, or the use or sale of any data, results or Product resulting from such use or the Services provided hereunder; (b) any breach of its representations and warranties under this Agreement by Alnylam; or (c) any Alnylam Indemnitee’s gross negligence or willful misconduct in performing obligations under this Agreement; except in all cases to the extent such Losses are within the scope of the indemnification obligation of Manufacturer under Section 12.1 above.

12.3

Indemnification Procedures. Each party must notify the other party within thirty (30) days of receipt of any claims made for which the other party might be liable under Section 12.1 or 12.2, as the case may be. Subject to Section 12.4, the indemnifying party will have the sole right to defend, negotiate, and settle such claims. The indemnified party will be entitled to participate in the defense of such matter and to employ counsel at its expense to assist in such defense; provided, however, that the indemnifying party will have final decisionmaking authority regarding all aspects of the defense of any claim. The party seeking indemnification will provide the indemnifying party with such information and assistance as the indemnifying party may reasonably request, at the expense of the indemnifying party. The parties understand that no insurance deductible will be credited against losses for which a party is responsible under this Section 12.

12.4

Settlement. Neither party will be responsible nor bound by any settlement of any claim or suit made without its prior written consent; provided, however, that the indemnified party will not unreasonably withhold or delay such consent. If a settlement contains an absolute waiver of liability for the indemnified party, and each party has acted in compliance with the requirements of Section 12.3, then the indemnified party’s consent will be deemed given. Notwithstanding the foregoing, Manufacturer will not agree to settle any claim on such terms or conditions as would impair Alnylam’s ability or right to Manufacture, market, sell or otherwise use Product, or as would impair Manufacturer’s ability, right or obligation to perform its obligations under this Agreement.

12.5	Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING

OUT OF THIS AGREEMENT (INCLUDING LOST PROFITS), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED, HOWEVER, THAT THIS LIMITATION WILL NOT APPLY

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

TO DAMAGES RESULTING FROM BREACHES BY A PARTY OF ITS DUTY OF CONFIDENTIALITY AND NON-USE IMPOSED UNDER SECTION 10 OR ITS INDEMNIFICATION OBLIGATIONS UNDER THIS SECTION 12. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, TO THE FULLEST EXTENT PERMITTED BY LAW, IN NO EVENT WILL MANUFACTURER’S LIABILITY ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, EXCEED [***].

13.	Insurance.
13.1

Manufacturer Insurance. Manufacturer will secure and maintain in full force and effect throughout the term of this Agreement (and for at least [***] years thereafter for claims made coverage), the following minimum insurance coverage:

(a) Commercial General Liability, [***].

13.2

Additional Insured; Evidence of Insurance. Manufacturer shall list Alnylam as an additional insured for the liabilities covered under this Agreement on each of the policies listed in Section 13.1. Manufacturer will, provide Alnylam with a Certificate of Insurance evidencing coverage and all endorsements required under this Section 13.

13.3	Insurance Information. [***]
14.	Term and Termination.
14.1

Term. This Agreement will take effect as of the Effective Date and, unless earlier terminated pursuant to this Section 14, will expire on the later of (a) five (5) years from the Effective Date; or (b) the completion of Services under all Purchase Orders executed by the parties prior to the fifth anniversary of the Effective Date, (the “Initial Term”). The term of this Agreement may be extended continuously for additional two (2) year periods (a “Renewal Term”). unless: (i) Alnylam gives written notice of termination to Manufacturer at least [***] months prior to the expiration of the Initial Term, (ii) Manufacturer gives written notice of termination to Alnylam at least [***] months prior to the expiration of the Initial Term. During a Renewal Term, either party may terminate the Agreement: (i) Alnylam by giving [***] months’ prior written notice to Manufacturer; and (ii) Manufacturer by giving [***] months’ prior written notice to Alnylam.

14.2

Termination by Alnylam. Alnylam will have the right, in its sole discretion, to terminate this Agreement or any Purchase Order, subject to Section 5.3(b), (a) upon sixty (60) days’ prior written notice to Manufacturer if (i) Manufacturer is or will be unable to perform the Services in accordance with the agreed upon timeframe and/or fees and expenses set forth in the applicable Purchase Order; (ii) Manufacturer fails to obtain or maintain any material governmental licenses or approvals required in connection with the Services, or (iii) if Manufacturer materially breaches the terms of the [***]; provided, however, that Manufacturer will have an opportunity to (y) cure the any of the foregoing [***], or (z) provide Alnylam with a plan to remedy the foregoing within the [***], and if so cured, no

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

termination will be deemed to have occurred as long as Manufacturer diligently pursues the plan to remedy the breach and completes such plan in accordance with the time frame mutually agreed to by the Parties; or (b) upon thirty (30) days’ prior written notice to Manufacturer if Alnylam determines, in its reasonable judgment and supported by written documentation provided to Manufacturer, that the Product is not commercially viable.

14.3

Termination by Either Party. Either party will have the right to terminate this Agreement or any signed Purchase Orders that are pending by written notice to the other party, upon the occurrence of any of the following:

(a)

the other party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or becomes subject to involuntary proceedings under any bankruptcy or insolvency law (which proceedings remain undismissed for [***] days);

(b)

the other party fails to start and diligently pursue the cure of a material breach of this Agreement (other than a breach under the [***] which is covered by Section 14.2) within [***] days after receiving written notice from the other party of such breach; or

(c)

a force majeure event that will, or continues to, prevent performance (in whole or substantial part) of this Agreement or any pending Purchase Order for a period of at least [***] days. In the case of a force majeure event relating solely to a pending Purchase Order, the right to terminate will be limited to such Purchase Order.

14.4

Effect of Termination. Manufacturer will, upon the effective date of termination set forth in the termination notice from Alnylam, promptly cease performance of the applicable Services and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, Manufacturer will use its commercially reasonable efforts to:

(a)	immediately cancel, to the greatest extent possible, any third-party obligations;
(b)	promptly inform Alnylam of any irrevocable commitments made in connection with any pending Purchase Order(s) prior to termination;
(c)

promptly return to the vendor for a refund all unused, unopened materials in Manufacturer’s possession that are related to any pending Purchase Order; provided, that Alnylam will have the option, but not the obligation, to take possession of any such materials upon payment to Manufacturer for such materials;

(d)

promptly inform Alnylam of the cost of any remaining unused, unreturnable materials ordered pursuant to any pending Purchase Order(s), and invoice Alnylam for such amount, and either deliver such materials to Alnylam (or its designee) or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

properly dispose of them, at Alnylam’s cost and expense, as instructed by Alnylam; and
(e)	perform only those services and activities mutually agreed upon by Alnylam and Manufacturer as being necessary or advisable in connection with the close-out of any pending Purchase Order(s).

Expiration or termination of this Agreement will not affect (a) the amounts due under this Agreement that exist as of the date of expiration or termination, and (b) as of such date, the cancellation fees accrued under Section 5.3(b). In addition, Alnylam will purchase from Manufacturer all Safety Stock in existence as of the effective date of expiration or termination of this Agreement pursuant to the terms of Section 4.4.

14.5

Return of Materials/Confidential Information. Upon the expiration or termination of this Agreement for any reason, Recipient agrees, except as otherwise provided in this Agreement, to return to Discloser all documentation or other tangible evidence or embodiment of Discloser’s Confidential Information and not to use such Confidential Information, unless otherwise agreed. Notwithstanding the foregoing, Recipient may retain one archival copy of Discloser’s Confidential Information in order to monitor Recipient’s ongoing obligations of confidentiality and non-use under this Agreement; provided, that such archival copy must be kept confidential in accordance with Section 10 and segregated from Recipient’s regular files. Manufacturer will also promptly return all Alnylam Equipment, retained samples, data, reports and other property, information and know-how in recorded form that was provided by Alnylam, or developed in the performance of the Services, that are owned by or licensed to Alnylam.

14.6	Inventories. Upon expiration or termination of this Agreement or a pending Purchase Order, Alnylam [***]
14.7

Payment Reconciliation. Following completion of the activities under a particular Purchase Order for services performed on a time and material basis, Manufacturer will provide Alnylam with an itemized statement of all work performed by it in connection with the terminated Purchase Order, an itemized breakdown of the costs associated with that work, and a final invoice for that Purchase Order. For the sake of clarity, the foregoing obligation does not apply to Manufacturing services. [***].

14.8

Survival. Expiration or termination of this Agreement for any reason will not relieve either party of any obligation accruing prior to such expiration or termination. Further, the provisions of Sections 1, 2.7, 2.8, 3.3, 5.4 through 5.7, 6, 8, 9, 10 12, 13, 14.4 through 14.8 and 15, and the provisions of the applicable Quality Technical Agreement will survive any termination or expiration of this Agreement.

15.	Miscellaneous.
15.1	Independent Contractor. All Services will be rendered by Manufacturer as an independent contractor for federal, state and local income tax purposes and for all other purposes.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Manufacturer will not in any way represent itself to be a partner or joint venturer of or with Alnylam. This Agreement does not create an employer-employee relationship between Alnylam on the one hand and Manufacturer or any employee, subcontractors, Affiliate of Manufacturer, or any Manufacturer personnel on the other. Manufacturer is acting under this Agreement as an independent contractor with full power and authority to determine the means, manner and method of performance of Manufacturer’s duties. Manufacturer will be responsible for and will withhold and/or pay any and all applicable federal, state or local taxes, payroll taxes, workers’ compensation contributions, unemployment insurance contributions, or other payroll deductions from the compensation of Manufacturer’s employees and other Manufacturer personnel. Manufacturer understands and agrees that it is solely responsible for such matters and that it will indemnify Alnylam and hold Alnylam harmless from all claims and demands in connection with such matters.

15.2

Force Majeure. Except as otherwise expressly set forth in this Agreement, neither party will have breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including fire, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, acts of God or acts, omissions, or delays in acting, by any governmental authority (“force majeure”). The party affected by any event of force majeure will promptly notify the other party, explaining the nature, details and expected duration of the force majeure event. Such party will also notify the other party from time to time as to when the affected party reasonably expects to resume performance in whole or in part of its obligations under this Agreement, and to notify the other party of the cessation of any such event. A party affected by an event of force majeure will use its reasonable efforts to remedy, remove, or mitigate such event and the effects of it with all reasonable dispatch. If a party anticipates that an event of force majeure may occur, such party will notify the other party of the nature, details and expected duration of the force majeure event. Upon termination of the event of force majeure, the performance of any suspended obligation or duty will promptly recommence.

15.3

Public Statements. Except to the extent required by applicable law or regulation or the rules of any stock exchange or listing agency, neither party will make any public statement or release concerning this Agreement or the transactions contemplated by this Agreement, or use the other party’s name or the name of any Affiliate of the other party in any form of advertising, promotion or publicity, without obtaining the prior written consent of the other party.

15.4

Notices. All notices must be in writing and sent to the address for the recipient set forth in this Agreement below or at such other address as the recipient may specify in writing under this procedure. All notices must be given by (a) personal delivery, with receipt acknowledged; or (b) prepaid certified or registered mail, return receipt requested; or (c) prepaid recognized next business day or express delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

If to Manufacturer, to: Agilent Technologies, Inc.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5555 Airport Blvd., Suite 100

Boulder, CO 80301

Attn: General Manager

With a copy to: Agilent Technologies, Inc.

5301 Stevens Creek Blvd.

Santa Clara, CA 95051

Attn: General Counsel

If to Alnylam, to:  Alnylam Pharmaceuticals, Inc.

300 Third Street, 3rd Floor

Cambridge, MA 02142

Attention: Office of General Counsel

With a copy to: Faber Daeufer & Itrato PC

890 Winter Street, Suite 315

Waltham, MA 02451 Attention: Sumy Daeufer, Esq.

15.5

Assignment. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that the other party may, without such consent, but with notice to the other party, assign this Agreement, in whole or in part, (a) in connection with the transfer or sale of all or substantially all of its assets or the line of business or Product to which this Agreement relates; (b) to a successor entity or acquirer in the event of a merger, consolidation or change of control; or (c) to any Affiliate [***]. Any purported assignment in violation of the preceding sentence will be void. Any permitted assignee will assume the rights and obligations of its assignor under this Agreement.

15.6

Entire Agreement. This Agreement, together with the attached Appendices and any fullysigned Purchase Orders, each of which are incorporated into this Agreement, constitute the entire agreement between the parties with respect to the specific subject matter of this Agreement and all prior agreements with respect such subject matter are superseded [***].

15.7	No Modification. This Agreement and and/or any Purchase Order or Quality Technical Agreement may be changed only by a writing signed by authorized representatives of each party.
15.8

Severability; Reformation. Each provision in this Agreement is independent and severable from the others, and no provision will be rendered unenforceable because any other provision is found by a proper authority to be invalid or unenforceable in whole or in part. If any provision of this Agreement is found by such an authority to be invalid or unenforceable in whole or in part, such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision and the intent of the parties, within the limits of applicable law.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

15.9

Governing Law. This Agreement and any disputes arising out of or relating to this Agreement will be governed by, construed and interpreted in accordance with the internal laws of [***], without regard to any choice of law principle that would require the application of the law of another jurisdiction. The parties expressly reject any application to this Agreement of (a) the United Nations Convention on Contracts for the International Sale of Goods; and (b) the 1974 Convention on the Limitation Period in the International Sale of Goods, as amended by that certain Protocol, done at Vienna on April 11, 1980.

15.10

Jurisdiction; Venue. Any legal action or proceeding concerning the validity, interpretation and enforcement of this Agreement, matters arising out of or related to this Agreement or its making, performance or breach, or related matters will be brought exclusively in the state courts of [***]. All parties consent to the exclusive jurisdiction of those courts and waive any objection to the propriety or convenience of such venues.

15.11

Waiver. Any delay in enforcing a party’s rights under this Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving party, as applicable.

15.12

No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other persons

15.13

No Strict Construction; Headings. This Agreement has been prepared jointly and will not be strictly construed against either party. The section headings are included solely for convenience of reference and will not control or affect the meaning or interpretation of any of the provisions of this Agreement. The words “include,” “includes” and “including” when used in this Agreement are deemed to be followed by the phrase “but not limited to”.

15.14

Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Electronic signatures shall have the same force and effect as originals.

15.15

Dispute Resolution. The parties recognize that bona fide disputes may arise which relate to the parties’ rights and obligations under this Agreement. The parties shall first try to settle such dispute amicably among themselves by referring such dispute, controversy or claim (a “Dispute”) to the parties’ respective chief executive officers, or any other executive officer designated by such chief executive officer (the “Executive Officers”). A dispute shall be referred to such Executive Officers upon one party providing the other party with written notice of referral of such Dispute to the Executive Officers. The parties agree to attempt to resolve such Dispute through good faith discussions. If the Executive Officers fail to come to consensus on such Dispute within [***] days of receipt of such written notice then either party may seek all available remedies, including legal remedies. Nothing herein will prohibit either party from initiating litigation or other judicial or administrative

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proceedings if such party would be irreparably harmed by a failure to act while the parties are attempting to resolve the dispute through negotiation.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

ALNYLAM PHARMACEUTICALS, INC. By: /s/ Alfred Boyle________________________ Print Name: Alfred Boyle___________________ Title: SVP Technical Operations______________	Agilent Technologies, Inc. By: /s/ Brian Carothers______________________ Print Name: Brian Carothers_________________ Title: VP NASD__________________________

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

APPENDIX A

SAMPLE PURCHASE ORDER

THIS PURCHASE ORDER is by and between ALNYLAM PHARMACEUTICALS, INC. (“Alnylam”) and Agilent Technologies, Inc. (“Manufacturer”), will be effective as of the last date of signature below, and upon execution will be incorporated into the Manufacturing Services Agreement between Alnylam and Manufacturer dated March 28, 2018 (the “Agreement”). Capitalized terms in this Purchase Order will have the same meanings as set forth in the Agreement.

Alnylam hereby engages Manufacturer to provide Services, as follows:

[***]

All terms and conditions of the Agreement will apply to this Purchase Order. In the event of any conflict between this Purchase Order and the terms of the Agreement, the terms of the Agreement will control.

[Remainder of page left blank intentionally]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

PURCHASE ORDER AGREED TO AND ACCEPTED BY:

ALNYLAM PHARMACEUTICALS, INC. AGILENT TECHNOLOGIES, INC.

By: By:

Print Name:

Print Name:

Title: Title: Date: Date:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXHIBIT A PATISIRAN SPECIFICATIONS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages were omitted.

[***]

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APPENDIX B

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.